ING Mutual Funds

ING International SmallCap Fund (“Fund”)

Supplement dated December 4, 2007

to the Class A, Class B and Class C Prospectus,

and the Class I and Class Q Prospectus

each dated February 28, 2007

IMPORTANT NOTICE REGARDING A CHANGE IN PRINCIPAL INVESTMENT STRATEGIES

On November 30, 2007, the Board of Trustees of ING Mutual Funds approved the addition of Schroder Investment Management North America Inc. (“Schroders”) as a third sub-adviser to the Fund and subsequent changes to the Fund’s name and principal investment strategies. An information statement discussing the addition of the second sub-adviser is expected to be mailed to shareholders on or about February 29, 2008.

Effective December 17, 2007, the Class A, Class B and Class C Prospectus and the Class I and Class Q Prospectus are supplemented as follows:

1.         All references to “ING International SmallCap Fund” or “ING International SmallCap” are hereby deleted and replaced with “ING International SmallCap Multi-Manager Fund” or “ING International SmallCap Multi-Manager,” respectively.

2.         The information pertaining to the Fund in the table in the section entitled “Funds at a Glance” on page 2 of the Class A, Class B and Class C Prospectus and the Class I and Class Q Prospectus is revised as follows:

FUND	INVESTMENT OBJECTIVE

ING International SmallCap Multi-Manager Fund	Maximum long-term capital appreciation
Adviser: ING Investments, LLC
Sub-Adviser: Acadian Asset Management, Inc.
Sub-Adviser: Batterymarch Financial Management, Inc.
Sub-Adviser: Schroder Investment Management
North America Inc.

3.         The heading entitled “Sub-Adviser” at the top of page 28 of the Class A, Class B and Class C Prospectus and the top of page 24 of the Class I and Class Q Prospectus is hereby deleted in its entirety and replaced with the following:

Sub-Advisers

Acadian Asset Management, Inc.

Batterymarch Financial Management, Inc.

Schroder Investment Management North America Inc.

4.         The fourth paragraph of the section entitled “ING International SmallCap Fund - Principal Investment Strategies” on page 28 of the Class A, Class B and Class C Prospectus and on page 24 of the Class I and Class Q Prospectus is hereby amended as follows:

Acadian Asset Management, Inc. (“Acadian”), Batterymarch Financial Management, Inc. (“Batterymarch”) and Schroder Investment Management North America Inc. (“Schroders”) provide the day-to-day management of the Fund. The three sub-advisers act independently of each other and use their own methodology for selecting investments.

5.         The section entitled “ING International SmallCap Fund – Principal Investment Strategies” on page 28 of the Class A, Class B and Class C Prospectus and on page 24 of the Class I and Class Q Prospectus is hereby amended to add the following after the sixth paragraph:

Schroders

Schroders employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company specific factors. The company specific factors include the company’s potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared with those of other companies and the market as a whole. In selecting investments for the Fund, Schroders considers, among other things, whether a company is likely to have above-average earnings growth, whether its securities are attractively valued, and whether the company has any proprietary advantages.  Schroders generally sells a security when its market price approaches its estimate of fair value or when it identifies a significantly more attractive investment candidate.

6.         Footnote (1) to the bar chart entitled “Year-by-Year Total Returns” and the table entitled “Average Annual Total Returns” under the section entitled “ING International SmallCap Fund – How the Fund has Performed” on page 29 of the Class A, Class B and Class C Prospectus and on page 25 of the Class I and Class Q Prospectus is hereby amended as follows:

(1)       Effective March 1, 2005, Acadian Asset Management, Inc. began serving as Sub-Adviser to the Fund, the Fund changed its investment strategy and the Fund changed its name from ING International SmallCap Growth Fund to ING International SmallCap Fund. Effective November 1, 2006, Batterymarch Financial Management, Inc. began serving as a second Sub-Adviser to the Fund and the Fund’s investment strategy was changed to reflect Batterymarch’s style of investing. Effective December 17, 2007, Schroder Investment Management North America Inc. began serving as a third Sub-Adviser to the Fund, the Fund changed its investment strategy to reflect Schroder’s style of investing and the Fund changed its name from ING International SmallCap Fund to ING International SmallCap Multi-Manager Fund. Prior to March 1, 2005, the Fund was managed by a different sub-adviser. Prior to

May 24, 1999, Nicholas-Applegate Capital Management was the Adviser to the Fund. ING Investments, LLC has been the Fund’s investment adviser since May 24, 1999.

7.             The first sentence of the first paragraph under the section entitled “Management of the Fund – Adviser and Sub-Advisers – Sub-Advisers” on page 57 of the Class A, Class and Class C Prospectus and on page 45 of the Class I and Class Q Prospectus is deleted and replaced with the following:

ING Investments has engaged a sub-adviser or sub-advisers to provide the day-to-day management of each Fund’s portfolio.

8.             The sub-section entitled “The Multi-Manager Approach” under the section entitled “Management of the Funds – Adviser and Sub-Advisers – Sub-Advisers – ING International SmallCap Fund” on page 66 of the Class A, Class B and Class C Prospectus and on page 54 of the Class I and Class Q Prospectus is hereby deleted and replaced with the following:

The Multi-Manager Approach

For the period March 2005 to November 1, 2006, Acadian Asset Management, Inc. was the sub-adviser of ING International SmallCap Fund. For the period November 1, 2006 to December 17, 2007, two sub-advisers were used to manage the Fund’s assets – Acadian Asset Management, Inc. (“Acadian”) and Batterymarch Financial Management, Inc. (“Batterymarch”). Effective December 17, 2007, three sub-advisers are used to manage the Fund’s assets – Acadian, Batterymarch and Schroder Investment Management North America Inc. (“Schroders”). Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage.

Effective November 1, 2006, approximately $20 million of the Fund’s assets were managed by Batterymarch. Generally, 75% of new assets into the Fund were allocated to Batterymarch for management and the remainder of new assets were allocated to Acadian for management. On or about December 17, 2007, approximately $25 million of the Fund’s assets will be transferred from the Batterymarch Sleeve to the Schroders sleeve. Initially, all daily net positive cash flows into the Fund will be allocated to Schroders for management. On days with negative net cash flows, outflows will come from Schroders. The Adviser may change the allocation of the Fund’s assets among the sub-advisers as it determines necessary to pursue the Fund’s investment objective.

9.             The section entitled “Management of the Funds – Adviser and Sub-Advisers – Sub-Adviser – ING International SmallCap Fund” on page 66 of the Class A, Class B and Class C Prospectus and on page 55 of the Class I and Class Q Prospectus is amended to add the following after the sub-section entitled “Batterymarch”:

Schroders Investment Management North America Inc.

Schroders Investment Management North America Inc. (“Schroders”) or (“Sub-Adviser”), has been a registered investment adviser, together with its predecessor, since 1968, and is a part of a worldwide group of financial services companies. Schroders currently serves as an investment adviser to other mutual funds and a broad range of institutional investors. As of September 30, 2007, Schroders, together with its affiliated companies, managed approximately $280.5. billion in assets. The day-to-day investment management decisions for the Fund are made by Schroder Investment Management North America Limited (“Schroders Limited”) which serves as a sub-sub-adviser to the Fund. Schroders plc, organized in 1804, is the ultimate parent company of Schroders and Schroders Limited. Schroders Limited is located at 31 Gresham Street, London EC2V 7QA, England.

The following individual is primarily responsible for the day-to-day management of the Schroder portion of ING International SmallCap Multi-Manager Fund:

Matthew Dobbs, Portfolio Manager, has managed the Fund since December 2007. Mr. Dobbs joined Schroders in 1981 and is Head of Global Small Cap Equities for Schroders plc and Schroders Limited and a member of the Global/EAFE equity team.

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ING Mutual Funds

ING International SmallCap Fund (“Fund”)

Supplement dated December 4, 2007

to the Class A, Class B, Class C, Class I, Class O and Class Q

Statement of Additional Information (“SAI”) dated February 28, 2007

On November 30, 2007, the Board of Trustees of ING Mutual Funds approved the addition of Schroder Investment Management North America Inc. as a third sub-adviser to the Fund. In connection with the approval of a third sub-adviser, the new name of the Fund will be “ING International SmallCap Multi-Manager Fund.”

Effective December 17, 2007, the Class A, Class B, Class C, Class I, Class O and Class Q SAI will be supplemented to reflect the following:

1.             All references to “ING International SmallCap Fund” or “International SmallCap Fund” are hereby deleted and replaced with “ING International SmallCap Multi-Manager Fund” or “International SmallCap Multi-Manager Fund,” respectively.

2.             The section entitled “Adviser” beginning on page 122 of the SAI is hereby amended to delete the second sentence and replace it with the following:

ING Investments, subject to the authority of the Trustees of the Funds, has the overall responsibility for the management of each Fund’s portfolio subject to delegation of certain responsibilities to other investment advisers (each a “Sub-Adviser” and collectively, “Sub-Advisers”): ING Investment Management Advisors B.V. (“IIMA”) as the Sub-Adviser to Emerging Markets Fixed Income Fund, Global Equity Dividend Fund, Index Plus International Equity Fund, and Russia Fund; ING Clarion Real Estate Securities L.P. (“INGCRES”) as the Sub-Adviser to Global Real Estate Fund and International Real Estate Fund; ING Investment Management Asia/Pacific (Hong Kong) Limited (“IIM Asia Pacific”) as the Sub-Adviser to Greater China Fund; ING Investment Management Co. (“ING IM”), as the Sub-Adviser to International Fund and Precious Metals Fund; Brandes Investment Partners, L.P. (“Brandes”) as the Sub- Adviser to Emerging Countries Fund and International Value Fund; Julius Baer Investment Management LLC (“JBIM”) as the Sub-Adviser to Foreign Fund; Tradewinds NWQ Global Investors, LLC (“Tradewinds”) as the Sub-Adviser to Global Value Choice Fund and International Value Choice Fund; Hansberger Global Investors, Inc. (“HGI”) as the Sub-Adviser to International Capital Appreciation Fund; and Acadian Asset Management, Inc. (“Acadian”), Batterymarch Financial Management, Inc. (“Batterymarch”) and Schroder Investment Management North America Inc. (“Schroders”) as the Sub-Advisers to International SmallCap Multi-Manager Fund.

2.             The section entitled “Sub-Advisers” beginning on page 124 of the SAI is hereby amended to delete the 12th paragraph and replace it with the following:

Pursuant to a Sub-Advisory Agreement dated March 1, 2005 between ING Investments and Acadian, a Sub-Advisory Agreement dated November 1, 2006 between ING Investments and Batterymarch, and a Sub-Advisory Agreement dated December 17, 2007 between ING Investments and Schroders, Acadian, Batterymarch and Schroders provide the day-to-day management of the Fund. The three sub-advisers act independently of each other and use their own methodology for selecting investments. In this capacity, Acadian, Batterymarch and Schroders, subject to the supervision and control of ING Investments and the Trustees of the Fund, on behalf of the Fund, manage the Fund’s portfolio investments, consistent with the Fund’s investment objective, and execute any of the Fund’s investment policies that it deems appropriate to utilize from time to time. Acadian’s address is One Post Office Square, Boston, MA 02109. Batterymarch’s address is John Hancock Tower, 200 Clarendon Street, 49th Floor, Boston MA 02116. Schroders’ address is 31 Gresham Street, London EC2V 7QA, England.

3.             The information pertaining to the Fund in the annual sub-advisory fees table beginning on page 130 of the SAI is hereby deleted in its entirety and replaced with the following:

Fund	Annual Sub-Advisory Fee

ING International SmallCap Fund

Acadian

0.55% on the first $140 million of the Fund’s average daily net assets;

0.46% on the next $860million of the Fund’s average daily net assets; and

0.425% of the Fund’s average daily net assets in excess of $1 billion

Batterymarch

0.75% on the first $100 million of the Fund’s average daily net assets;

Once assets reach $100M, schedule resets to:

0.85% on first $25 million of the Fund’s average daily net assets;

0.70% on next $75 million of the Fund’s average daily net assets;

0.60% on next $100  million of the Fund’s average daily net assets; and

0.50% of the Fund’s average daily net assets over $200 million

Schroders

0.65% on first $200 million of the Fund’s average daily net assets;

0.60% on the next $200 million of the Fund’s average daily net assets; and

0.55% of the Fund’s average daily net assets in excess of $400 million

4.             The section entitled “Portfolio Managers - International SmallCap Fund” beginning on page 154 of the SAI is amended to add the following after the heading entitled “International SmallCap Fund”:

Sub-Advised by Acadian Asset Management, Inc.,  Batterymarch Financial Management, Inc. and Schroder Investment Management North America Inc.

5.             The following is added at the end of the section entitled “Portfolio Managers – International SmallCap Fund” beginning on page 154 of the SAI:

Schroders

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of October 31, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets	Number of Accounts(2)	Total Assets	Number of Accounts	Total Assets
Matthew Dobbs	6	16,660,664,554	7	2,265,956,477	5	3,381,460,188

(1)          3 of these accounts with assets of $16,009,565,111 have an advisory fee that is also based on the performance of the account.

(2)          1 of these accounts with assets of $545,464,853 has as advisory fee that is also based on the performance of the account.

Potential Material Conflicts of Interest

Whenever the portfolio manager of the fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the fund may be seen itself to constitute a conflict with the interest of the fund.

The portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, These other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.

Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The structure of the portfolio manager’s compensation may give rise to potential conflicts of interest. Each portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

Schroders fund managers are paid in a combination of base salary and annual bonus, as well as the standard retirement, health, and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long-term incentive program.

Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee’s responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.

Bonuses for fund managers, including Mr. Dobbs, may be comprised of an agreed contractual floor and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assesses the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers, Schroders assesses the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management, and the level of performance fees generated. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years and ensure that the interests of the employee are aligned with those of the shareholder and with those of investors. Over recent years, Schroders has increased the level of deferred awards and as a consequence these key employees have an increasing incentive to remain with Schroders as their store of unvested awards grows over time.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of October 31, 2007, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Matthew Dobbs	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE